PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/   Preliminary proxy statement
/X/   Definitive proxy statement
/_/   Definitive additional materials
/_/   Soliciting material pursuant to Rule 14a-12


                               First Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of  securities  to which  transaction  applies:
         N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
         N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
         N/A
--------------------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
         N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
         N/A
--------------------------------------------------------------------------------
(3)   Filing party:
         N/A
--------------------------------------------------------------------------------
(4)   Date filed:
         N/A
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








                                 March 22, 2000





Dear Stockholder:

      You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc. As a result of having changed our fiscal year end to December 31, we will now hold our annual meeting in April of each year. The meeting will be held at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana on Wednesday, April 19, 2000 at 2:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                   Sincerely,


                                   /s/ J. Gordon Pendleton


                                   J. Gordon Pendleton
                                   CHAIRMAN OF THE BOARD

                               FIRST CAPITAL, INC.
                                220 FEDERAL DRIVE
                             CORYDON, INDIANA 47112
                                 (812) 738-2198
--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

      The annual meeting of shareholders of First Capital, Inc. ("Company") will be held at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 19, 2000, at 2:00 p.m., local time, for the following purposes:

      1.    To elect four directors of the Company;

      2. To ratify the appointment of Monroe Shine & Co., Inc. as independent auditors for the Company for the fiscal year ending December 31, 2000; and

      3. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Shareholders of record at the close of business on March 10, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Joel E. Voyles

                                    Joel E. Voyles
                                    CORPORATE SECRETARY


Corydon, Indiana
March 22, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                               PROXY STATEMENT
                                      OF
                              FIRST CAPITAL, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2000

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Capital, Inc. ("First Capital" or the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Harrison Bank ("First Harrison"), which formerly was known as First Federal Bank, a Federal Savings Bank ("First Federal"). The annual meeting will be held at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 19, 2000, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about March 22, 2000.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your First Capital common stock if the records of the Company showed that you held your shares as of the close of business on March 10, 2000. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

      As of the close of business on March 10, 2000, a total of 2,507,574 shares of First Capital common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you hold your shares of First Capital common in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Capital common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the approval of the ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of First Capital for the purpose of requesting that you allow your shares of First Capital common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Capital common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Monroe Shine & Co., Inc. as independent auditors.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Capital common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your First Capital common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

PARTICIPANTS IN FIRST HARRISON'S ESOP

      If you participate in First Harrison's Employee Stock Ownership Plan, the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in your plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of First Capital common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information about the shares of First Capital common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of March 1, 2000. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                     NUMBER OF SHARES
                                                       THAT MAY BE
                                      NUMBER OF       ACQUIRED WITHIN       PERCENT OF
                                     SHARES OWNED        60 DAYS BY         COMMON STOCK
 NAME                             (EXCLUDING OPTIONS) EXERCISING OPTIONS    OUTSTANDING
-------------------------------  ------------------- -------------------   --------------
 Earl H. Book                            77,035  (1)          --                   3.1%

 James S. Burden                         11,935  (2)          --                   *

 John W. Buschemeyer                     24,254  (3)          --                   *

 William W. Harrod                        4,625  (4)          2,325                *

 Dennis L. Huber                          7,407  (5)          --                   *

 Marvin E. Kiesler                       40,550  (6)          --                   1.6

 James E. Nett                            3,100               --                   *

 J. Gordon Pendleton                     29,943  (7)          --                   1.2

 Kenneth R. Saulman                      10,640  (8)          --                   *

 Mark D. Shireman                        32,760  (9)          --                   1.3

 Michael L. Shireman                      8,594 (10)          --                   *

 Samuel E. Uhl                           24,104 (11)          5,129                1.2

 Gerald L. Uhl                           28,361 (12)          --                   1.1

 Loren E. Voyles                         54,279 (13)          --                   2.2

 All directors and executive officers   370,754               11,680              15.2
    as a group (19 persons)

--------------------------------
 *  Less than 1.0%.
(1) Includes 20,150 shares owned by Mr. Book's spouse.
(2) Includes 8,835 shares owned by Mr. Burden's spouse.
(3) Includes 5,560 shares owned by Mr. Buschemeyer's spouse and 1,537 shares of unvested restricted stock as to which Mr. Buschemeyer exercises voting but not investment power.
(4) Includes 3,075 shares of unvested restricted stock as to which Mr. Harrod exercises voting but not investment power.
(5) Includes 1,537 shares of unvested restricted stock as to which Mr. Huber exercises voting but not investment power.
(6) Includes 22,940 shares owned by Mr. Kiesler's spouse and 1,395 shares owned by Mr. Kiesler's brother.
(7) Includes 6,150 shares of unvested restricted stock as to which Mr. Pendleton exercises voting but not investment power.
(8) Includes 1,795 shares owned by a corporation controlled by Mr. Saulman and 1,537 shares of unvested restricted stock as to which Mr. Saulman exercises voting but not investment power.
(9) Includes 6,000 shares owned by Mr. Shireman's spouse, 500 shares owned by Mr. Shireman's children and 1,537 shares of unvested restricted stock as to which Mr. Shireman exercises voting but not investment power.
(10)Includes 5,494 shares owned by Mr. Shireman's spouse.
(11)Includes 4,612 shares of unvested restricted stock as to which Mr. Uhl exercises voting but not investment power.
(12)Includes 10,626 shares owned by Mr. Uhl's spouse and 1,537 shares of unvested restricted stock as to which Mr. Uhl exercises voting but not investment power.
(13)Includes 49,135 shares owned by Mr. Voyles' spouse.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Company's Board of Directors consists of fourteen members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Four directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are John W. Buschemeyer, Kenneth R. Saulman, Marvin E. Kiesler and Loren E. Voyles, all of whom are currently directors of the Company and First Harrison.

      In connection with the merger with HCB Bancorp, which was completed on January 12, 2000, the Company expanded the size of its Board of Directors and appointed the directors of HCB Bancorp to fill the newly created vacancies.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 1999. The indicated period for service as a director includes service as a director of First Harrison before the formation of the Company.

                       NOMINEES FOR ELECTION AS DIRECTORS

      The directors standing for election are:

      JOHN W. BUSCHEMEYER is the President and sole owner of Hurst Lumber Co. in Corydon, Indiana. Age 61. Director since 1973.

      KENNETH R. SAULMAN has been employed as a right-of-way supervisor for Clark County REMC, an electrical service company in Sellersburg, Indiana, since March 1995. From July 1991 to March 1995 he was an area supervisor for Asplundh Tree Trimming in Ramsey, Indiana. Age 57. Director since 1997.

      MARVIN E. KIESLER is a retired officer of Harrison County Bank. Mr. Kiesler is a former director of HCB Bancorp. Age 68. Director since 2000.

      LOREN E. VOYLES is the retired President of Harrison County Bank. Mr. Voyles is a former director of HCB Bancorp. Age 71. Director since 2000.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2001:

      SAMUEL E. UHL is the President and Chief Executive Officer of First Harrison and Chief Operating Office of First Capital. Mr. Uhl has served as President of First Harrison since 1996. Upon completion of the merger of First Federal and Harrison County Bank, Mr. Uhl added the title of Chief Executive Officer. Age 54. Director since 1995.

      MARK D. SHIREMAN is the President of James L. Shireman Construction Co., Inc. in Corydon, Indiana. Age 48. Director since 1989.

      JAMES S. BURDEN is the owner and operator of Tracy's Mobile Home Park in Georgetown, Indiana and a bus driver for Floyd County Schools in New Albany, Indiana. Mr. Burden is a former director of HCB Bancorp. Age 54. Director since 2000.

      MICHAEL L. SHIREMAN is President of Uhl Truck Sales, a medium and heavy truck dealer in Palmyra, Indiana. Mr. Shireman is a former director of HCB Bancorp. Age 51. Director since 2000.

      JAMES E. NETT is the controller for Koetter Woodworking, Inc. in Borden, Indiana. Mr. Nett is a former director of HCB Bancorp. Age 56. Director since 2000.

      The following directors have terms ending in 2002:

      J. GORDON PENDLETON is Chairman of the Board of First Capital. Mr. Pendleton was President and Chief Executive Officer of First Federal from 1961 to 1996. From 1996 until First Federal's merger with HCB Bancorp, he served as Chief Executive Officer. Age 66. Director since 1963.

      GERALD L. UHL is the Business Manager for Jacobi Sales, Inc., a farm implement dealership in Palmyra, Indiana. Age 59. Director since 1973.

      DENNIS L. HUBER is the President and Publisher of O'Bannon Publishing Company, Inc. in Corydon, Indiana. Age 60. Director since 1997.

      EARL H. BOOK is the President of Carriage Ford, Inc., a retail automobile dealership in Clarksville, Indiana. Mr. Book is a former director of HCB Bancorp. Age 70. Director since 2000.

      WILLIAM W. HARROD became President and Chief Executive Officer of First Capital and Chief Operating Office of First Harrison in January 2000. Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp and Harrison County Bank. Mr. Harrod is a former director of HCB Bancorp. Age 43. Director since 2000.

      The following family relationships exist between the directors and officers of First Capital: Samuel E. Uhl and Gerald L. Uhl are brothers; Earl H. Book is the brother-in-law of Samuel E. Uhl and Gerald L. Uhl; Michael L. Shireman is the brother of Mark D. Shireman; and Loren E. Voyles is the father of Joel E. Voyles, Senior Vice President of First Harrison Bank.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of First Capital and First Harrison is conducted through meetings and activities of their Board of Directors and their committees. During the six months ended December 31, 1999, the Board of Directors of First Capital held seven meetings and the Board of Directors of First Harrison held seven meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which that director served.

      The  following   table  shows  the  current   membership  of  the  Board's
committees.

                                                            Asset      Asset/
                     Executive    Audit     Compensation   Review     Liability
      Name           Committee   Committee   Committee     Committee  Committee
      ----           ---------   ---------  ------------  ----------  ---------

Earl H. Book             *
James S. Burden                                               *
John W. Buschemeyer                                           *
William W. Harrod        *                                                *
Dennis L. Huber                                  *
Marvin E. Kiesler                                             *
James E. Nett                       *
J. Gordon Pendleton      *          *
Kenneth R. Saulman                                            *
Mark D. Shireman                    *                                     *
Michael L. Shireman                               *
Samuel E. Uhl            *                                    *
Gerald L. Uhl                                     *
Loren E. Voyles                                                           *

      The Executive  Committee meets as necessary  between  meetings of the full
Board of Directors. All actions of the Executive Committee must be ratified by the full Board of Directors. The Executive Committee reviews directors' and officers' compensation and makes recommendations to the full Board of Directors in this regard. The Executive Committee met two times during the six months ended December 31, 1999.

      The Audit Committee is responsible for developing and monitoring the Company's audit program. The Audit Committee recommends the appointment of the independent auditor and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews all the reports and findings and other information presented to them by officers regarding financial reporting policies and practices. The Audit Committee meets as necessary and met one time during the six months ended December 31, 1999.

      The Compensation Committee is responsible for establishing and recommending employee and executive compensation policy to the full Board of Directors. The Compensation Committee met one time during the six months ended December 31, 1999.

       The Asset Review Committee meets quarterly to assess the risk of First Harrison's loan portfolio. The committee monitors residential loans above $175,000, all commercial loans and loans 30 or more days delinquent. The committee also reviews First Harrison's loan loss reserves. The Asset Review Committee met two times in the six months ended December 31, 1999.

       The Asset/Liability Committee is responsible for establishing First Capital's investment policy and for overseeing interest rate risk management, funds management, liquidity management and capital management. The Asset/Liability Committee met ten times during the six months ended December 31, 1999.

DIRECTORS' COMPENSATION

      FEES. Members of First Harrison's Board of Directors receive $600 per month. No separate fees are paid for service on First Capital's Board of Directors. For the six months ended December 31, 1999, each non-employee Director of First Federal received a bonus of $962.

      DIRECTORS' DEFERRED COMPENSATION PLAN. Directors may elect to defer their monthly directors' fees until retirement with no income tax payable by the director until retirement benefits are received. Upon the director's termination of service on or after attaining age 70, the retired director receives between $217 and $676 per month for 180 months. Benefits are also payable upon disability, early retirement, other termination of service or death. Directors Buschemeyer, Pendleton, Mark Shireman and G. Uhl participate in the plan.


--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for J. Gordon Pendleton, who served as Chief Executive Officer during 1999. No other executive officer of the Company or its subsidiaries received salary and bonus of $100,000 or more during the six months ended December 31, 1999.

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                        ------------------------
                                           ANNUAL COMPENSATION                   AWARDS
                                     ---------------------------------  ------------------------
                                                             OTHER      RESTRICTED   SECURITIES
                                                             ANNUAL       STOCK      UNDERLYING     ALL OTHER
   NAME AND PRINCIPAL         FISCAL                      COMPENSATION    AWARDS      OPTIONS/    COMPENSATION
        POSITION               YEAR   SALARY($)  BONUS($)     ($)           ($)         (#)            ($)
----------------------------  ------  ---------  -------- ------------- ----------- ------------  -------------
J. Gordon Pendleton           1999 1/2 $45,000    $7,552    $2,400(1)        __          __          $5,322(2)
   Chairman and Chief         1999      87,420     5,528     6,801           __          __           4,276
   Executive Officer          1998      82,409       615     7,062           __          __           4,010
                              1997      77,484       650     7,592           __          __           2,359

--------------------------
(1) Consists of directors fees. Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) Consists of payment of $1,731 for unused vacation and $3,591 employer contribution to 401(k) plan.

EMPLOYMENT AGREEMENT

      First Capital and First Federal entered into a one-year employment agreement with Mr. Pendleton that expired on December 31, 1999. Following the merger with HCB Bancorp, which was completed on January 12, 2000, William W. Harrod became President and Chief Executive Officer of the Company.

EXECUTIVE RETIREMENT INCOME AGREEMENT

      First Harrison has entered into an agreement with Mr. Pendleton to provide him with additional retirement income. The agreement provides for an annual benefit of $24,500 upon Mr. Pendleton's retirement at or after attaining age 65, payable for 15 years following retirement. Benefits are also payable upon disability, early retirement, other termination of service or death. First Harrison has purchased a life insurance policy with Mr. Pendleton as insured to assist in funding First Harrison's obligation under the agreement.

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in First Capital common stock during the six months ended December 31, 1999.

--------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

TRANSACTIONS WITH MANAGEMENT

      Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. First Harrison is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

      Director Gerald L. Uhl is a shareholder and the Business Manager of Jacobi Sales, Inc. ("JSI"), a farm implement dealership that has contracted with First Harrison to provide sales financing to customers of JSI. First Harrison does not grant preferential credit under this arrangement. All sales contracts are presented to First Harrison on a 50% recourse basis, with JSI responsible for the sale and disposition of any repossessed equipment. During the six months ended December 31, 1999, First Harrison granted approximately $440,000 of credit to JSI customers. At December 31, 1999, none of such loans were delinquent 30 days or more.

      James L. Shireman Construction Co., Inc., for which director Mark D. Shireman serves as president, constructed First Harrison's New Salisbury branch in 1999 at a cost of approximately $550,000. Mr. Shireman recused himself from the discussion and voting on the construction bid.

--------------------------------------------------------------------------------

                     PROPOSAL 2 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------

      The Board of Directors has appointed Monroe Shine & Co., Inc. to be its auditors for the 2000 fiscal year, subject to the ratification by shareholders. A representative of Monroe Shine & Co., is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Capital common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

--------------------------------------------------------------------------------

      Proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than November 22, 2000. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 30 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Bylaws may be obtained from the Company.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Joel E. Voyles

                              Joel E. Voyles
                              CORPORATE SECRETARY

Corydon, Indiana
March 22, 2000

                               FIRST CAPITAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 19, 2000
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints James Nett, Gerald Uhl and James Burden, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. ("First Capital") owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on April 19, 2000, at 2:00 p.m., local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

      This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of First Capital allocated to participants under the First Federal Bank Employee Stock Ownership Plan.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

            Marvin E. Kiesler   John W. Buschemeyer
            Loren E. Voyles     Kenneth R. Saulman

                                                           FOR ALL
            FOR                 VOTE WITHHELD              EXCEPT
            ---                 -------------              ------

            |_|                      |_|                    |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

      2. The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for First Capital for the fiscal year ending December 31, 2000.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                       |_|                     |_|


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

      The undersigned acknowledges receipt from First Capital prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 22, 2000 and the Annual Report on Form 10-KSB.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:___________________________



                                          ---------------------------------
                                          SHAREHOLDER SIGN ABOVE



                                          --------------------------------
                                          CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.